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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 10, 1998



                           SMARTALK TELESERVICES, INC.
             (Exact name of registrant as specified in its charter)


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
               CALIFORNIA                               0-21579                                95-4502740
      (State or Other Jurisdiction                    (Commission                           (I.R.S. Employer
            of Incorporation)                        File Number)                         Identification No.)

     5080 TUTTLE CROSSING BOULEVARD                                                              43017
              DUBLIN, OHIO                                                                     (Zip Code)
          (Address of Principal
           Executive Offices)
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       Registrant's telephone number, including area code: (614) 789-8500

                                    No Change
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          (Former name or former address, if changed since last report)

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Item 5. Other

On August 10, 1998, SmarTalk TeleServices, Inc. (the "Company") announced that it would postpone the release of its quarterly results for the quarter ended June 30, 1998. The Company's independent accountants, PricewaterhouseCoopers, LLP ("PwC"), recently informed management about potentially significant issues with the Company's accounting treatment for acquisitions that occurred during 1997 and certain other items relating to 1997. The Company intends to evaluate and promptly resolve these issues and then release its results for the quarter ended June 30, 1998. The accounting treatment of these transactions was previously reviewed by PwC in connection with the Company's annual audit. The Company's anticipated second quarter, year-end and prior quarterly results could be materially affected by any adjustments resulting from this accounting review.

The information set forth in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference in its entirety.



Item 7. Exhibit
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Exhibit No.      Description
99.1 Press Release: SmarTalk Postpones Announcement of Second Quarter Results, dated August 10, 1998.
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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SMARTALK TELESERVICES, INC.
                                              (Registrant)


Date: August 13, 1998                         /s/ Thaddeus Bereday
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                                              (Signature)

                                              Thaddeus Bereday
                                              Vice President and General Counsel